Exhibit 10.2

RELEASE AND COVENANT NOT TO SUE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Leviston Resources LLC (“Leviston” or “Releasor”), in consideration of a certain Settlement Agreement between Releasor and Precipio, Inc. (“Precipio” or “Releasee”) of even date herewith (the “Settlement Agreement”), the issuance of the Convertible Note (as defined in the Settlement Agreement) to Releasor and performance by the Company of its obligations pursuant to the Transaction Documents (as defined in the Settlement Agreement) and other good and valuable consideration received from Releasee, the receipt and sufficiency of which is hereby acknowledged, release and discharge the Releasee and Releasee’s partners, members, shareholders, affiliates, subsidiaries, sister companies, officers, directors, agents, attorneys, insurers, heirs, executors, administrators, successors and assigns from all causes of action, suits, debts, claims, liens, sums of money, accounts, balances, retainages, reckonings, bonds, bills, covenants, contracts, mortgages, notes, agreements, controversies, promises, variances, trespasses, judgments, executions and demands whatsoever, in law, in admiralty and in equity, which Releasor and/or the Releasor’s successors and assigns ever had, now have or hereafter can, shall or may have, solely with respect to, arising from or concerning, the Damage Obligations (as defined in the Settlement Agreement), excepting only the obligations of the Company set forth in the Settlement Agreement and the other Transaction Documents (such released matters, collectively, the “Released Matters”).

The words “Releasee” and “Releasor” include all releasors and releasees under this Release.

This RELEASE may not be changed orally.

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The Releasor expressly waives any statutory provisions that might prevent it from completely releasing the Released Matters.

The Releasor covenants, to the maximum extent permitted by law, that neither it nor any entity that may become its successor or assign after the date of this RELEASE, will at any time hereafter, file, commence or maintain or authorize or permit any third party to file, commence or maintain on its behalf, any proceeding before any federal, state or local court, administrative body or authority or arbitral organization or other tribunal against the Releasee, arising out of or related to the Released Matters.

IN WITNESS WHEREOF, Releasor have executed this RELEASE on the ___th day of January 2019.

LEVISTON RESOURCES LLC

By:
Name:
Title:

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On this ____ day of January, 2019, before me, the undersigned, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC

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RELEASE AND COVENANT NOT TO SUE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT PRECIPIO, INC. (“Precipio” or “Releasor”), in consideration of a certain Settlement Agreement between the Releasor and Leviston Resources LLC (“Leviston” or “Releasee”) of even date herewith (the “Settlement Agreement”) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, release and discharge Releasee and Releasee’s partners, members, officers, directors, agents, attorneys, heirs, executors, administrators, successors and assigns from all causes of action, suits, debts, claims, liens, sums of money, accounts, balances, retainages, reckonings, bonds, bills, covenants, contracts, mortgages, notes, agreements, controversies, promises, variances, trespasses, judgments, executions and demands whatsoever, in law, in admiralty and in equity, which Releasor and/or the Releasor’s successors and assigns ever had now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to, and including, the date of this RELEASE (the “Released Matters), excepting only the obligations of the Investor set forth in the Settlement Agreement and the other Transaction Documents (as defined in the Settlement Agreement).

The words “Releasee” and “Releasor” include all releasors and releasees under this Release.

This RELEASE may not be changed orally.

The Releasor expressly waives any statutory provisions that might prevent it from completely releasing the Released Matters.

1

The Releasor covenants, to the maximum extent permitted by law, that neither it nor any entity that may become its successor or assign after the date of this RELEASE, will at any time hereafter, file, commence or maintain or authorize or permit any third party to file, commence or maintain on its behalf, any proceeding before any federal, state or local court, administrative body or authority or arbitral organization or other tribunal against the Releasee, arising out of or related to the Released Matters.

IN WITNESS WHEREOF, Releasor have executed this RELEASE on the __ day of January 2019.

PRECIPIO, INC.

By:
Name:
Title:

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On this day of January, 2019, before me, the undersigned, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC

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